As filed with the Securities and Exchange Commission on June 3, 1998
                                                      Registration No. 333-51905

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------

                             THE NETPLEX GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    New York
                          ---------------------------

                         (State or other jurisdiction of
                         incorporation or organization)
                                      7372
                           ---------------------------

                          (Primary Standard Industrial
                           Classification Code Number)
                                   11-2824578
                             ----------------------

                                (I.R.S. Employer
                             Identification Number)

                        8260 Greensboro Drive, 5th Floor
                             McLean, Virginia 22102
                                 (703) 356-3001
--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                   Gene Zaino
                       President & Chief Executive Officer
                             The Netplex Group, Inc.
                        8260 Greensboro Drive, 5th Floor
                             McLean, Virginia 22102
                                 (703) 356-3001
--------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent of service)

                      ------------------------------------

                                   Copies to:
                              Steven Wolosky, Esq.
                            Kenneth Schlesinger, Esq.
                     Olshan Grundman Frome & Rosenzweig LLP
                                 505 Park Avenue
                            New York, New York 10022
                                 (212) 753-7200
                      ------------------------------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
                      ------------------------------------

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

The Prospectus contained within this Registration Statement also relates to securities which were registered pursuant to Form S-3 Registration Statement (Registration No. 333-16423)
                      ------------------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.

(a)      Exhibit Number

               *4(a)     --    Form of Common Stock Certificate.

              **4(b)     --    Form of Warrant  granted in exchange for warrants
                               issued in connection with 1992 Private Placement.

               *4(g)     --    Form of 1996 Purchase Option granted in September
                               1996.

               *4(h)     --    Form of  Warrant  issued in  connection  with the
                               1996 Private Placement.

               *4(i)     --    Certificate   of   Designation    for   Class   A
                               Convertible Preferred Stock.

             ***4(j)     --    Form of Prepaid Warrant.

             ***4(k)     --    Form of Incentive Warrant.

            ****4(l)     --    Form of  Warrant  issued in  connection  with the
                               acquisition of Preferred Systems Solutions, Inc.

            ****5        --    Opinion of Olshan Grundman Frome & Rosenzweig LLP

          *****23        --    Consent of KPMG Peat Marwick LLP.

           ****23(c)     --    Consent of Olshan Grundman Frome & Rosenzweig LLP
                               (contained  in  their  opinion   included   under
                               Exhibit 5)

          *****24        --    Power of Attorney.




* Incorporated by reference to the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 19, 1996 (Commission File No. 333-16423), as amended.
** Incorporated by Reference to the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on January 28, 1993 (Commission File No. 33-57546), as amended.
*** Incorporated by reference to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997.
****     Filed herewith.
*****    Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of McLean, State of Virginia, on the 3rd day of June, 1998.

                                       THE NETPLEX GROUP, INC.


                                       By: /s/ Gene Zaino
                                           -------------------------------
                                           Gene Zaino, Chairman, President
                                           & Chief Executive Officer

                                   SIGNATORIES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Report has been signed by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


      Signature                        Title                          Date
      ---------                        -----                          ----

/s/ Gene Zaino                  Chairman, President and Chief       June 3, 1998
-----------------------------   Executive Officer (Principal
Gene Zaino                      Executive Officer)



/s/ Matthew Jones               Chief Financial Officer and         June 3, 1998
-----------------------------   Treasurer (Principal Financial
Matthew Jones                   Officer)


/s/ Richard Goldstein*          Director                            June 3, 1998
-----------------------------
Richard Goldstein


/s/ Deborah Schondorf-Novick*   Director                            June 3, 1998
-----------------------------
Deborah Schondorf-Novick


/s/ Neil Luden*                 Director                            June 3, 1998
-----------------------------
Neil Luden


/s/ Frank C. Laguttuta*         Director                            June 3, 1998
-----------------------------
Frank C. Laguttuta


/s/ Gene Zaino
-----------------------------
   *By Power of Attorney